Resource America, Inc.

Friedman Billings Ramsey
11th Annual Investor Conference
December 1, 2004

Safe Harbor

•	WHEN USED IN THIS CONFERENCE, THE WORDS “BELIEVES”, “ANTICIPATES”, “EXPECTS” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS.

•	SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY.

•	THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2004 AND OUR 2003 ANNUAL REPORT ON FORM 10-K/A; PARTICULARLY THE SECTION TITLED RISK FACTORS. LISTENERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.

•	THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY OF THESE FORWARD LOOKING STATEMENTS OR TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO FORWARD LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Resource America, Inc.

Resource America is a specialized asset management company that uses industry specific expertise to generate investment opportunities for its own account, institutional investors and high net worth investors

Resource America, Inc.

•	Extensive experience creating value for shareholders, investors and partners

•	Core competencies

	–	Leasing, Real Estate, Financial Institutions, Asset-Backed Securities

•	Scalable, fee-based model

	–	Generating investment opportunities for its own account and third party investors

•	Unique capital raising channels

•	Exceptional asset origination capabilities

Resource America, Inc.

•	Public Offering:	1996

•	NASDAQ:	REXI

•	Market Capitalization*:	$506 million

•	Assets Under Management:	$4.5 billion

* As of November 29, 2004 Close.

History: Operating for Company’s Account

•	Established track record creating value

•	Built specialized asset origination platforms in leasing, real estate, financial services and energy

	RAIT	NYSE: RAS Mkt Cap: $708M

	Mortgage Portfolio	26% Average IRR

	Fidelity Leasing	Sold for $583M

	Atlas Pipeline	NYSE: APL Mkt Cap: $307M

	Atlas America	NASDAQ: ATLS Mkt Cap: $425M

All market capitalizations as of November 29, 2004 Close.

REXI Share Price Performance

Energy Subsidiary Spin-Off

•	Atlas America’s IPO – May 10, 2004 – Priced at $15.50/share – Over 105% share price appreciation since IPO	ATLS price performance since IPO

•	Resource America owns over 80% of outstanding Atlas America shares

•	Awaiting IRS ruling as to the tax-free nature of the distribution of Atlas America shares to Resource America shareholders

Transformative Event

Resource America has evolved from a company MANAGING ASSETS FOR ITS OWN ACCOUNT to a SPECIALIZED ASSET MANAGER

Pro Forma* Assets Under Management

* Excludes Atlas America, Inc.’s assets under management.

Specialized Asset
Management Platform

Specialized Asset Management Platform

Resource America, Inc.
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Specialized Asset Management Groups with Industry Specific Expertise and Origination Capability

Specialized Asset Management Platform

Resource America, Inc.
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Specialized Asset Management Groups with Industry Specific Expertise and Origination Capability
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Generate investment opportunities for own account and third parties	| | |
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Private/Public Investment Partnerships and Investment Funds

Specialized Asset Management Platform

Resource America, Inc.
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Specialized Asset Management Groups with Industry Specific Expertise and Origination Capability
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Investment in Funds Institutional Investors Investment in Funds	| Retail Investors via | Broker Dealers | Investment in Funds
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Private/Public Investment Partnerships and Investment Funds
Acquire Assets	|
Leases, Real Estate, Trust Preferred Securities, Asset-Backed Securities

Fee Based Asset
Management Platform

UPFRONT FEES
•   Expense reimbursement
•   Offering/organizational expense
•   Sales commissions
•   Acquisition and debt placement

ONGOING FEES
•   Asset and investment management
•   Senior and/or subordinated
•   Remarketing and releasing

CARRIED INTEREST
•   Incentive fees and revenue shares
•   Interests above cumulative returns

….AND RETURN ON ITS INVESTMENT

Portfolio Management & Back Office

•	RAI built and supports a best-of-breed portfolio management and back office infrastructure

– Broker-Dealer operations

– Investor relations

– Human resources

– In-house legal counsel

– Risk management, guidelines maintenance, financial controls

– Technology and systems

– Investor reporting and distributions

•	Platform shared by asset management groups

Unique Capital
Raising Channels

High Net Worth Retail Investors

Institutional Investors

Exceptional Asset
Origination Capabilities

Exclusive Asset Origination Networks

•	LEAF Financial
	–	Originates and manages small-ticket equipment leasing assets
	–	Originates leases by forming strategic marketing alliances with a broad range of equipment vendors
	–	Assets under management: $165 million

•	Resource Real Estate
	–	Acquires and manages real estate assets
	–	Utilizes a targeted multifamily acquisition strategy leveraging deep relationships in the industry across the United States
	–	Assets under management: $416 million*

•	Resource Financial Fund Management
	–	Originates and manages assets for CDOs, such as Trust Preferred Securities, Asset Backed Securities and Leveraged Loans
	–	Leverages relationships with financial institutions, regional investment banks and others in the space
	–	Assets under management: $2.9 billion

* Includes $107 million managed through funds and $309 million from legacy portfolio.

Senior Management

Resource America
Edward Cohen Chairman	Jonathan Cohen CEO and President

LEAF Financial
Crit DeMent Fidelity Leasing, Tokai Financial Services	Miles Herman Fidelity Leasing, Tokai Financial Services

Resource Real Estate
Alan Feldman PREIT, Lazard Freres	David Bloom Colony Capital, Sonnenblick-Goldman

Resource Financial Fund Management
Jeffrey Blomstrom Covington & Burling	Andrew Shook HSBC, BofA, Hyperion

Financial Information

Pro Forma* Book and Market Value

* Excludes the value of Atlas America, Inc. shares. Market Cap data as of November 29, 2004. Book value as of September 30, 2004.

Resource America after Spin-Off
Pro Forma Projected 9/30/04

Cash*	$67,013,734
Other net current assets	(8,490,120)

Total net current assets	58,523,614
Real estate loans & ventures	115,349,688
Investment in CDOs	10,035,056
Net leasing assets	4,189,867
Investment in Bancorp	3,936,790
Investment in RAIT	3,025,922
Other net assets	10,337,518
Debt	(19,960,000)

Pro Forma Stockholders' equity	$185,438,455

* Includes $18 million available under credit facilities .

Summary

•	History of creating value in areas of core competence

•	Extensive capability creating investment opportunities

	–	By originating income-producing long-term assets

	–	Demonstrated success raising capital through exclusive channels

•	Fee business with contractual long-term revenue streams